UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d) (2))
☐	Definitive Information Statement
☒	Definitive Additional Material

RAPID THERAPEUTIC SCIENCE LABORATORIES, INC.

(Name of Registrant As Specified In Its Charter)

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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RAPID THERAPEUTIC SCIENCE LABORATORIES, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/RTSL AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS. THE INFORMATION STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/RTSL

IF YOU WANT TO RECEIVE A PAPER COPY OF THE INFORMATION STATEMENT MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE FEBRUARY 8, 2022.

WE ARE NOT ASKING YOU FOR A PROXY OR YOUR VOTE, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTE

WE ARE NOT SOLICITING PROXIES FOR THIS INFORMATION STATEMENT. THIS IS FOR

YOUR INFORMATION ONLY - YOU ARE NOT REQUIRED TO RESPOND OR TAKE ANY OTHER ACTION.

THE PURPOSES OF THE INFORMATION STATEMENT ARE TO NOTIFY YOU OF THE PRIOR APPROVAL OF THE FOLLOWING:

1.    THE ADOPTION OF THE FIRST AMENDED AND RESTATED RAPID THERAPEUTIC SCIENCE LABORATORIES, INC. 2020 EQUITY INCENTIVE PLAN;

2.    THE GRANT OF DISCRETIONARY AUTHORITY FOR OUR BOARD OF DIRECTORS, WITHOUT FURTHER SHAREHOLDER APPROVAL, TO EFFECT A REVERSE STOCK SPLIT OF ALL OF THE OUTSTANDING COMMON STOCK OF THE COMPANY, BY THE FILING OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION WITH THE SECRETARY OF STATE OF NEVADA, IN A RATIO OF BETWEEN ONE-FOR-TWO AND ONE-FOR-FIFTY, WITH THE COMPANY’S BOARD OF DIRECTORS HAVING THE DISCRETION AS TO WHETHER OR NOT THE REVERSE SPLIT IS TO BE EFFECTED, AND WITH THE EXACT EXCHANGE RATIO OF ANY REVERSE SPLIT TO BE SET AT A WHOLE NUMBER WITHIN THE ABOVE RANGE AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION, AT ANY TIME BEFORE THE EARLIER OF (A) DECEMBER 31, 2022; AND (B) THE DATE OF THE COMPANY’S 2022 ANNUAL MEETING OF SHAREHOLDERS; AND

3.     TO APPROVE THE FILING OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK FROM 750,000,000 TO 800,000,000.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE INFORMATION STATEMENT MATERIALS ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS BELOW TO VIEW THE MATERIALS OR REQUEST PRINTED COPIES.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD, WE ARE NOT ASKING YOU FOR A PROXY OR YOUR VOTE, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR YOUR VOTE. THIS IS FOR YOUR INFORMATION ONLY - YOU ARE NOT REQUIRED TO RESPOND OR TAKE ANY OTHER ACTION.

ADDITIONALLY, THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD, WE ARE NOT ASKING YOU FOR A PROXY OR YOUR VOTE, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR YOUR VOTE. THIS IS FOR YOUR INFORMATION ONLY - YOU ARE NOT REQUIRED TO RESPOND OR TAKE ANY OTHER ACTION.

Rapid Therapeutic Science Laboratories, Inc SHAREHOLDER SERVICES 1 Glenwood Ave Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

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